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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 13, 2000


                              VIRGINIA GAS COMPANY
             (Exact name of registrant as specified in its charter)


         Delaware                       000-21523               87-0443823
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
         incorporation)                                   Identification Number)


         200 East Main Street                                         24210
         Abingdon, Virginia                                         (Zip Code)
(Address of principal executive offices)


                                 (540) 676-2380
              (Registrant's telephone number, including area code)




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Item 5. Other Events

        See Exhibit 99.1

Item 7.  Financial Statements and Exhibits


         99.1     September 20, 2000 Press Release



SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized



                                         VIRGINIA GAS COMPANY


                                         ------------------------
                                               (Registrant)


Date: September 21, 2000                 By:      /s/ William L. Clear
                                              -------------------------
                                         William L. Clear
                                         Vice President and Chief
                                         Financial Officer